UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2013

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 OTHER EVENTS

SIGNATURE

Item 8.01 Other Events

On October 28, 2013, a customer of the Company filed for bankruptcy and as a result the Company recorded a pre-tax charge of $18 million ($12 million after-tax) for the three and nine months ended September 30, 2013 to reserve against the customer's outstanding receivable balance. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 includes financial information that reflects this pre-tax charge (which updates the information included in the Company's Form 8-K furnished on October 16, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Kevin C. Clothier
Kevin C. Clothier
Vice President and Corporate Controller

Dated: October 31, 2013

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